Exhibit 10.1

Agreement of Amendment

dated as of

June 27, 2014

In accordance with Section 11.02 of the Master Repurchase Agreement (the “MR Agreement”) dated as of March 30, 2011, between IMPAC Mortgage Corp., a California corporation as the Seller and Western Alliance Bank, an Arizona corporation as the Buyer, the following amendments to the MR Agreement shall take effect upon execution of this Agreement of Amendment by both the Seller and the Buyer (the “Amendment”).

Section 1.  Amendments.

(a)         Article  II, Section 2.01, DEFINITIONS, is hereby amended by inserting the following definition:

““Non-Qualified Mortgage Loan” means a Mortgage Loan that is not a Qualified Mortgage Loan as determined by the Consumer Financial Protection Bureau.”

(b)          The Pricing Schedule, Schedule 3, is hereby amended by deleting the Pricing Schedule with the Effective Date of 3/19/14 and any previous pricing schedules in their entirety and inserting the attached Amended Pricing Schedule, Schedule 3, with the Effective Date of 6/27/14.

Section 2.   Waiver/No Default.

On the effective date of this Amendment, no Default or Event of Default shall have occurred and be continuing under the MR Agreement and each of the representations and warranties of Seller made in the MR Agreement shall be true and correct.

Section 3.   Limited Effect.

Except as expressly amended, waived and modified by this Amendment, the MR Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.  The execution of this Amendment by the Buyer shall not operate as a waiver of any of its rights, powers or privileges under the MR Agreement or any related document.

Section 4.   Counterparts.

This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  Delivery of an executed counterpart signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart thereof.

Section 5.   GOVERNING LAW.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ARIZONA.

SELLER		BUYER

IMPAC Mortgage Corp., a California corporation		Western Alliance Bank, an Arizona corporation

By:		By:
/s/ William Ashmore		/s/ Albert Thuma
Name:	William Ashmore	Name:	Albert Thuma
Title:	President	Title:	Vice President
Date:		Date:

SELLER

IMPAC Mortgage Corp., a California corporation

By:
/s/ Todd Taylor
Name:	Todd Taylor
Title:	Secretary
Date:

Schedule 3
TO
MASTER REPURCHASE AGREEMENT
BETWEEN
IMPAC Mortgage, Corp., a California corporation
AND
Western Alliance Bank, an Arizona corporation

PRICING SCHEDULE
Effective Date 6/27/2014

1)             Transaction Fees.  With respect to this Agreement, the Seller shall pay to the Buyer each of the following amounts (“Transaction Fees”):

a)             Repurchase Facility Origination Fee:  $0.00

b)             Loan Purchase Fee: $50.00 for each Purchased Loan other than an Aged Loan.

c)              Non-Qualified Mortgage Loan Purchase Fee: $100.00 for each Purchased Non-Qualified Mortgage Loan.

d)             Aged Loan Purchase Fee: $100.00 for each Purchased Aged Loan.

e)              $50.00 a day will be assessed on any Purchased Loan with respect to which Buyer is not in receipt of the original Mortgage Note evidencing such Purchased Loan within five (5) Business Days of the Purchase Date.  This fee will be assessed daily until the original Mortgage Note evidencing such Purchased Loan is received by Buyer.

2)             Pricing Rates:  With respect to any Purchased Loan, the following Pricing Rates shall apply:

a)             Purchased Loans repurchased by Seller within 60 days of its Purchase Date:  Prime Rate plus 0.00%.   Purchased Loans that are Conforming Mortgage Loans repurchased by Seller within 75 days of its Purchase Date: Prime Rate plus 0.00%. Purchased Non-Qualified Mortgage Loans repurchased by Seller within 60 days of its Purchase Date:  Prime Rate plus 0.50%.

b)             Purchased Loans repurchased by Seller within 61-90 days of its Purchase Date:  Prime Rate plus 0.75%.  Purchased Loans that are Conforming Mortgage Loans repurchased by Seller within 76 - 90 days of its Purchase Date: Prime Rate plus 0.75%. Purchased Non-Qualified Mortgage Loans repurchased by Seller within 61 - 90 days of its Purchase Date:  Prime Rate plus 1.25%.

c)              Purchased Loans not repurchased by Seller within 91 days of its Purchase Date:  the lesser of (i) the Maximum Rate or (ii) Prime Rate plus 5.00%.   Purchased Loans that are Conforming Mortgage Loans repurchased by Seller within 91 days of its Purchase Date: the lesser of (i) the Maximum Rate or (ii) Prime Rate plus 5.00%. Purchased Non-Qualified Mortgage Loans repurchased by Seller within 91 days of its Purchase Date:  the lesser of (i) the Maximum Rate or (ii) Prime Rate plus 5.50%.

d)             Purchased Loans that are Eligible Mortgage Aged Loans not sold or purchased by Seller within 364 days of its Purchase Date:  the lesser of (i) the Maximum Rate or (ii) Prime Rate plus 1.75%, unless an Eligible Mortgage Aged Loan has not been sold or purchased by 365 days of its Purchase Date, the Pricing Rates for c) through d) above shall apply.

3)             Minimum Pricing Rates:  With respect to any Purchased Loan the following are the Minimum Pricing Rates:

a)             Purchased Loans repurchased by Seller within 60 days of its Purchase Date:  3.25%.  Purchased Loans that are Conforming Mortgage Loans repurchased by Seller within 75 days of its Purchase Date:  3.25%. Purchased Non-Qualified Mortgage Loans repurchased by Seller within 60 days of its Purchase Date:  3.75%.

b)             Purchased Loans repurchased by Seller within 61-90 days of its Purchase Date:  4.00%. Purchased Loans that are Conforming Mortgage Loans repurchased by Seller within 76- 90 days of its Purchase Date:  4.00%. Purchased Non-Qualified Mortgage Loans repurchased by Seller within 61 - 90 days of its Purchase Date:  4.50%.

c)              Purchased Loans, inclusive of Conforming Mortgage Loans, not repurchased by Seller within 91 days of its Purchase Date:  the lesser of (i) the Maximum Rate or (ii) 8.25%.  Purchased Non-Qualified Mortgage Loans repurchased by Seller within 91 days of its Purchase Date:  the lesser of (i) the Maximum Rate or (ii) 8.75%.

d)             Purchased Loans that are Eligible Mortgage Aged Loans not sold or purchased by Seller within 364 days of its Purchase Date:  the lesser of (i) the Maximum Rate or (ii) 5.00%, unless an Eligible Mortgage Aged Loan has not been sold or purchased by 365 days of its Purchase Date, the Pricing Rates or Minimum Pricing Rates for c) through d) above shall apply.

4)             Sublimits, Purchase Price Percentage, Repurchase Date for Eligible Mortgage Loans:

Eligible Mortgage Loans	Definition	Repurchase Facility Sublimit	Purchase Price Percentage	Repurchase Date

Conforming Mortgage Loans*	Conforming mortgage loans are conventional one-to-four family residential, first lien mortgages that fully conform to all underwriting and documentation requirements of FNMA, FHLMC, or FHA/VA.	100% / No Limit	98%	75 Days from the applicable Purchase Date.

Conforming Non-Owner Occupied	Conforming mortgage loans on a property other than the mortgagor’s primary residence that conforms to all underwriting and documentation requirements of FNMA and FHLMC.	30%	98%	75 Days from the applicable Purchase Date.

Eligible Jumbo & Super Jumbo	Non-Conforming mortgage loans are standard mortgage loans secured by a one-to-four family residential, first lien mortgage but have a loan balance greater than $417,000; $625,500 in California. An approved investor commitment will be required before these loans are funded. The underlying loan can be no greater than $2MM and must have a minimum FICO of 700.	30%	98%	60 Days from the applicable Purchase Date.

Non-Qualified Mortgage Loans	Non-Qualified Mortgage Loans are standard mortgage loans secured by a one-to-four family residential, first lien mortgage that do not qualify as Qualified Mortgage Loan as determined by the Consumer Financial Protection Bureau. An approved investor non-delegated commitment will be required before these loans are funded. The underlying loan must have minimum FICO of 680 and LTV < 80%, or > 80% with full mortgage insurance coverage, with maximum allowable DTI of 50%.	20%	95%	60 days from the applicable Purchase Date.

FNMA / Freddie Mac HARP Loans	Maximum LTV on underlying loan of 125% for FNMA Seller Servicer. Loans must be underwritten by automated DU system or have approved investor commitment. Maximum DTI of 45%, Minimum FICO of 680. Primary and Second Homes only.	20%	98%	60 days from the applicable Purchase Date.

FHA Loans / GNMA Securitization	Maximum LTV of 100% on underlying loan. Loans must be underwritten by automated Loan Prospector system or have approved investor commitment.	100% / No Limit	98%	60 days from the applicable Purchase Date.

Aged Loans	Performing Eligible Mortgage Loan without a current Take-Out Commitment. Requires pre-approval of Buyer before Funding.	$2,000,000.00	80%	364 days from the applicable Purchase Date.

Borrowers Initial:

WAB Initial: